SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 10, 2007 (Date of Report)
(Date of Earliest Event Reported)
Trubion Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33054 (Commission File No.)	52-2385898 (IRS Employer Identification No.)
2401 Fourth Avenue, Suite 1050, Seattle, WA 98121
(Address of Principal Executive Offices, including Zip Code)
(206) 838-0500
(Registrant’s Telephone Number, Including Area Code)
None
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events.
On September 10, 2007, Trubion Pharmaceuticals, Inc. announced its preliminary analysis of results from its Phase IIb randomized, double-blind, placebo-controlled, multi-center clinical trial of its TRU-015 product candidate for rheumatoid arthritis, or RA. The results indicated that Trubion’s TRU-015 product candidate, at well-tolerated dosages, provided statistically significant improvements in RA signs and symptoms compared to placebo at 24 weeks.
A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release of Trubion Pharmaceuticals, Inc., dated September 10, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUBION PHARMACEUTICALS, INC.
Date: September 10, 2007	By:	/s/ KATHLEEN MCKEREGHAN DEELEY
Kathleen McKereghan Deeley
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Trubion Pharmaceuticals, Inc., dated September 10, 2007.